Exhibit 10.1

AMENDMENT NO. 2

to

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 to Credit Agreement (this “Amendment”), dated as of June 24, 2015, is entered into by and among Rightside Group, Ltd., a Delaware corporation (“Borrower Parent”), Rightside Operating Co., a Delaware corporation (“Opco”), Enom, Incorporated, a Nevada corporation (“eNom,” and together with Borrower Parent and Opco, the “U.S. Borrowers”), DMIH Limited, a limited liability company organized under the laws of Ireland (“DMIH”), United TLD Holdco Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“United”), Rightside Domains Europe Limited, a limited liability company organized under the laws of Ireland (“Domains,” and together with DMIH and United, the “Non-U.S. Borrowers”), and Silicon Valley Bank (“SVB”), as Lender (in such capacity, the “Lender”). Each of the U.S. Borrowers and the Non-U.S. Borrowers is a “Borrower,” and collectively, they are the “Borrowers.”

PRELIMINARY STATEMENTS

Whereas, the Borrowers and the Lender are parties to that certain Credit Agreement, dated as of August 1, 2014 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

Whereas, the Borrower has requested certain modifications to the Credit Agreement related to the Consolidated Fixed Charge Coverage Ratio.

Whereas, the Borrowers and the Lender have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Amendments to the Credit Agreement.

A.Section  7.1(a) (Consolidated Fixed Charge Coverage Ratio) is hereby amended in its entirety to read as follows:

“Permit the Consolidated Fixed Charge Coverage Ratio as at the last day of each fiscal quarter of the Borrower to be less than the ratio set forth opposite the level of Borrowers’ unrestricted cash and unused Availability for such date.

Available Revolving Commitment plus unrestricted cash of Borrowers	Minimum Consolidated Fixed Charge Coverage Ratio
At least $40,000,000	0.80:1.00
At least $35,000,000 but less than $40,000,000	1.00:1.00
At least $30,000,000 but less than $35,000,000	1.25:1.00
Less than $30,000,000	1.50:1.00

(a)Exhibit B (Compliance Certificate) to the Credit Agreement is amended in its entirety as set forth in Exhibit A attached hereto.

(b)Conditions.  This Amendment shall become effective as of the date first above written (the “Effective Date”), upon receipt by the Lender of each of the following:

(c)a duly executed counterpart of this Amendment executed by each of the parties hereto; and

(d)reimbursement by Borrowers of all of Lender’s reasonable expenses related to the preparation and execution of this Amendment.

Section 2.Covenants, Representations, and Warranties of the Borrowers.

(a)Each of the Borrowers represents and warrants as to itself that, after giving effect to this Amendment, its representations and warranties set forth in the Credit Agreement (as amended hereby) and the other Loan Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

(b)Each of the Borrowers represents and warrants as to itself that (i) this Amendment constitutes the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity; and (ii) upon the effectiveness of this Amendment, no event shall have occurred and be continuing which constitutes a Default or an Event of Default.

Section 3.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference to the Credit Agreement in any other document, instrument, or agreement executed or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)Except as specifically amended hereby, the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of the Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

Section 4.Expenses. The Borrowers agree to pay all reasonable expenses, including without limitation attorney fees, incurred by the Lender in connection with the preparation, execution, and enforcement of this Amendment.

Section 5.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES.

Section 6.Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original. All of such counterparts taken together shall constitute one and the same instrument. Delivery of an executed signature page to this Amendment by electronic mail or facsimile shall be effective as physical delivery.

Section 7.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 8.Integration.  This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements, and representations with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions, or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized signatories, as of the date first above written.

U.S. BORROWERS:

RIGHTSIDE GROUP, LTD.

By:	/s/ Taryn Naidu
Name:	TARYN NAIDU
Title:	CEO

RIGHTSIDE OPERATING CO.

By:	/s/ Taryn Naidu
Name:	TARYN NAIDU
Title:	CEO

ENOM, INCORPORATED

By:	/s/ Taryn Naidu
Name:	TARYN NAIDU
Title:	CEO

NON-U.S. BORROWERS:

UNITED TLD HOLDCO LTD.

By:	/s/ David Ryan
Name:	DAVID RYAN
Title:	VP & GM

DMIH LIMITED

By:	/s/ A. Statton Hammock
Name:	A. STATTON HAMMOCK, JR
Title:	Director

RIGHTSIDE DOMAINS EUROPE LIMITED

By:	/s/ David Ryan
Name:	DAVID RYAN
Title:	VP & GM

Lender:
Silicon Valley Bank

By:	/s/ Jayson Davis
Name:	JAYSON DAVIS
Title:	Vice President

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE

RIGHTSIDE GROUP, LTD.

Date:  ___________ ____, 20____

This Compliance Certificate is delivered pursuant to Section 6.2(b)(ii) of that certain Credit Agreement, dated as of August 1, 2014, by and among Rightside Group, Ltd., a Delaware corporation (“Borrower Parent”), Rightside Operating Co., a Delaware corporation (“Opco”), eNom, Incorporated, a Nevada corporation (“eNom” and with Borrower Parent and Opco, the “U.S. Borrowers”), DMIH Limited, a limited liability company organized under the laws of Ireland (“DMIH”), United TLD Holdco Ltd., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“United”), Rightside Domains Europe Limited, a limited liability company organized under the laws of Ireland (“Domains” and with DMIH and United, the “Non-U.S. Borrowers”) (the U.S. Borrowers and the Non-U.S. Borrowers are collectively referred to as “Borrowers” and each individually, a “Borrower”), and Silicon Valley Bank (“SVB”), as Lender (in such capacity, “Lender”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

1.I am the duly elected (or appointed), qualified and acting [Insert title of applicable Responsible Officer] of Borrower Parent.

2.I have reviewed and am familiar with the contents of this Compliance Certificate.

3.I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Borrower Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”).  Such review did not disclose, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default[, except as specified below].

4.Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement and the U.S. Revolving Loan Sublimit for the referenced period.

5.The amount of Permitted gTLD Investments made during the most recent fiscal quarter is $___________, and the aggregate of all Permitted gTLD Investments made since the Closing Date is $______________.

6.[To the extent not previously disclosed to Lender, a description of any change in the jurisdiction of organization of any Loan Party is attached hereto as Attachment [3].]

7.[To the extent not previously disclosed to Lender, a list of any registered Intellectual Property issued to or acquired by any Loan Party since [the Closing Date][the date of the most recent report delivered] is attached hereto as Attachment [4].]

8.[To the extent not previously disclosed to Lender, a list of Subsidiaries created or acquired, since [the Closing Date][the date of the most recent report delivered] is attached hereto as Attachment [5].]

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

RIGHTSIDE GROUP, LTD.
By:
Name:
Title:

Attachment 1
to Compliance Certificate

[Attach Financial Statements]

Attachment 2
to Compliance Certificate

The information described herein is as of [____________], [____] (the “Statement Date”), and pertains to the Subject Period defined below, as applicable.1

I.	Section 7.1(a) — Consolidated Fixed Charge Coverage Ratio
	A.	Consolidated EBITDA for the Subject Period:
(“Subject Period” means the four fiscal quarter period ending on the Statement Date)
		1.	Consolidated Net Income:	$_________
		2.	Consolidated Interest Expense:[2]:	$_________
		3.	Provision for income taxes:	$_________
		4.	Depreciation expenses:	$_________
		5.	Amortization expenses:	$_________
		6.	Any non-cash impairment or loss of goodwill or other intangibles required to be taken pursuant to GAAP:	$_________
		7.	Losses related to the voluntary withdrawal or other loss of an application for gTLD rights:	$_________
		8.	Any losses during such period related to foreign currency exchanges, conversions and/or contracts:	$_________
9.

One-time, non-recurring charges, costs and expenses not in excess of $3,500,000 incurred during the Subject Period in connection with the Spin-Out Transaction, the closing of the Facility, the closing of the Term Loan and other acquisition or disposition transactions:

$_________

1 NTD: Financial Definitions and tests to be conformed to final definitions and tests in the Credit Agreement.

2 For Lines I.A.2 through I.A.15, include only to the extent deducted in the calculation of Consolidated Net Income in Line I.A.1.

	10.	Start-up costs and expenses incurred in connection with Borrowers’ initiative regarding Permitted gTLD Investments not in excess of $11,000,000 in the aggregate through September 30, 2014):	$__________
	11.	Any expenses associated with the early extinguishment of Indebtedness	$__________
	12.	Any extraordinary loss in accordance with GAAP	$__________
	13.	Any other non-cash charges or expenses for such period that do not represent a cash item for such period or any future period	$__________
	14.	Any increase in deferred revenue:	$__________
	15.	Any decrease in deferred registration costs:	$__________
	16.	Any gains related to foreign currency exchanges, conversions and/or contracts: [3]	$__________
	17.	Gains related to the voluntary withdrawal of an application for gTLD rights:	$__________
	18.	Any non-recurring or unusual item of gain:	$__________
	19.	Any decrease in deferred revenue:	$__________
	20.	Any increase in deferred registration costs:	$__________
	21.	Consolidated EBITDA (the sum of, without duplication, Lines I.A.1 through I.A.15 minus (I.A.16 through I.A.20))[4]:	$__________

B.	The portion of taxes based on income actually paid in cash (net of any cash refunds received) for the Subject Period:		$__________

3 For Lines I.A.16 through I.A.20, include only to the extent included in the calculation of Consolidated Net Income in Line I.A.1.

4 Consolidated EBITDA shall be calculated on a Pro Forma Basis with respect to any period for which a Permitted Disposition or an acquisition that is a Permitted gTLD Investment has occurred.

	C.	Consolidated Fixed Charges for the Subject Period:			$__________
		1.	Consolidated Interest Expense for the Subject Period:		$__________
		2.	Consolidated Capital Expenditures for the Subject Period (excluding the principal amount of such Consolidated Capital Expenditures funded with Loans or the proceeds of other Indebtedness):		$__________
		3.	Scheduled principal payments on the Term Loan		$__________
		4.	Consolidated Fixed Charges for the Subject Period (the sum of Lines I.C.1 through I.C.3 (without duplication))		$__________

	D.	Consolidated Fixed Charge Coverage Ratio for the Subject Period (ratio of Lines (I.A.21 minus I.B) to (I.C.4)			_____ to 1.00
Minimum required:
			Available Revolving Commitment plus unrestricted cash of Borrowers	Minimum Consolidated Fixed Charge Coverage Ratio
			At least $40,000,000	0.80:1.00
			At least $35,000,000 but less than $40,000,000	1.00:1.00
			At least $30,000,000 but less than $35,000,000	1.25:1.00
			Less than $30,000,000	1.50:1.00

Covenant compliance: Yes ☐ No ☐

II.	Section 7.1(b) — Consolidated Senior Leverage Ratio
	A.	Consolidated Senior Funded Indebtedness as of the Statement Date:			$__________
	B.	Obligations under Letters of Credit:			$__________
	C.	Consolidated Senior Leverage Ratio (ratio of Lines (II.A plus II.B) to I.A.21):			_____ to 1.00

Maximum permitted:
Consolidated Senior Leverage Ratio
		On or before March 31, 2015	2.50:1.00
		After March 31, 2015	2.00:1.00

Covenant compliance: Yes ☐ No ☐

III.	Section 7.1(c) — Consolidated Net Leverage Ratio
		Consolidated Funded Indebtedness as of the Statement Date:		$__________
	A.	Obligations under Letters of Credit as of the Statement Date:		$__________
	B.	Excess Cash		$__________
		1.	Aggregate amount of unrestricted cash and Cash Equivalents held at such time by the Borrower Parent and its Subsidiaries	$__________
		2.	Aggregate amount of the then outstanding Revolving Loans	$__________
		3.	Excess Cash (excess, if any, of the sum of Lines III.C.1 less III.C.2 less $15,000,000)	$__________
	C.	Consolidated Net Leverage Ratio (ratio of Lines (III.A plus III.B less III.C) to I.A.21):		_____ to 1.00

Maximum permitted:
Consolidated Senior Leverage Ratio
	On or before June 30, 2015		3.50:1.00
	September 30, 2015 through June 30, 2016		3.00:1.00
	September 30, 2016 through June 30, 2017		2.75:1.00
	September 30, 2017 and thereafter		2.25:1.00

Covenant compliance: Yes ☐ No ☐

IV.	Section 7.1(d) — Minimum Liquidity
		Aggregate amount of unrestricted cash and Cash Equivalents held at such time by the Borrower Parent and its Subsidiaries:		$__________
	A.	Available Revolving Commitment:		$__________
		1.	Total Revolving Commitment in effect at such time:	$__________
		2.	Aggregate undrawn amount of all outstanding Letters of Credit at such time	$__________
		3.	Aggregate amount of all L/C Disbursements that have not yet been reimbursed or converted into Revolving Loans at such time	$__________
		4.	Aggregate principal balance of any Revolving Loans outstanding at such time	$__________
		5.	Available Revolving Commitment as of such date (the sum of Line IV.B.1 minus Lines IV.B.2 through IV.B.4)	$__________
	B.	Liquidity (sum of Line IV.A plus IV.B.5):		$__________

		Minimum Required		$15,000,000
Covenant compliance: Yes ☐ No ☐

V.	U.S. Revolving Loan Sublimit
	A.	Consolidated Domestic EBITDA for the Subject Period:
(“Subject Period” means the four fiscal quarter period ending on the Statement Date)
With respect to the Borrower Parent and its Domestic Subsidiaries only:
		1.	Consolidated Net Income:	$__________
		2.	Consolidated Interest Expense:[5]:	$__________
		3.	Provision for income taxes:	$__________
		4.	Depreciation expenses:	$__________
		5.	Amortization expenses:	$__________
		6.	Any non-cash impairment or loss of goodwill or other intangibles required to be taken pursuant to GAAP:	$__________
		7.	Losses related to the voluntary withdrawal or other loss of an application for gTLD rights:	$__________
		8.	Any losses during such period related to foreign currency exchanges, conversions and/or contracts:	$__________
9.

One-time, non-recurring charges, costs and expenses not in excess of $3,500,000 incurred during the Subject Period in connection with the Spin-Out Transaction, the closing of the Facility, the closing of the Term Loan and other acquisition or disposition transactions:

$__________
		10.	Start-up costs and expenses incurred in connection with Borrowers’ initiative regarding Permitted gTLD	$__________

5 For Lines V.A.2 through V.A.15, include only to the extent deducted in the calculation of Consolidated Net Income in Line V.A.1.

Investments not in excess of $11,000,000 in the aggregate through September 30, 2014):
	11.	Any expenses associated with the early extinguishment of Indebtedness	$__________
	12.	Any extraordinary loss in accordance with GAAP	$__________
	13.	Any other non-cash charges or expenses for such period that do not represent a cash item for such period or any future period	$__________
	14.	Any increase in deferred revenue:	$__________
	15.	Any decrease in deferred registration costs:	$__________
	16.	Any gains related to foreign currency exchanges, conversions and/or contracts: [6]	$__________
	17.	Gains related to the voluntary withdrawal of an application for gTLD rights:	$__________
	18.	Any non-recurring or unusual item of gain:	$__________
	19.	Any decrease in deferred revenue:	$__________
	20.	Any increase in deferred registration costs:	$__________
	21.	Consolidated EBITDA (the sum of, without duplication, Lines V.A.1 through V.A.15 minus (V.A.16 through V.A.20))[7]:	$__________

B.	Total U.S. Revolving Extensions of Credit
	1.	Aggregate principal amount of all U.S. Revolving Loans outstanding at such time	$__________

6 For Lines V.A.16 through V.A.20, include only to the extent included in the calculation of Consolidated Net Income in Line V.A.1.

7 Consolidated Domestic EBITDA shall be calculated on a Pro Forma Basis with respect to any period for which a Permitted Disposition or an acquisition that is a Permitted gTLD Investment has occurred.

	2.	Aggregate undrawn amount of all outstanding Letters of Credit (including Existing Letters of Credit) issued to U.S. Borrowers at such time	$__________
	3.	Aggregate amount of all L/C Disbursements issued to U.S. Borrowers that have not yet been reimbursed or converted into U.S. Revolving Loans at such time	$__________
	4.	Total U.S. Revolving Extensions of Credit as of such date (the sum of Lines V.B.1 through V.B.3)	$__________

C.	U.S. Revolving Loan Sublimit (2.5 times Line V.A.21):		$__________

U.S. Overadvance: Yes ☐ No ☐

Attachment [3][4][5]

to Compliance Certificate

[Attach [description of change in jurisdiction of organization][list of registered Intellectual Property issued to or acquired by a Loan Party][list of Subsidiaries created or acquired]